                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported)
                               December 22, 1993




                              ENSERCH Corporation
            (Exact name of Registrant as specified in its charter)




           Texas                     1-3183                  75-0399066
(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)          Identification No.)




ENSERCH Center, 300 S. St. Paul, Dallas, Texas                         75201
 (Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including Area Code:               214-651-8700

ITEM 2.  Acquisition or Disposition of Assets

      Set forth below in its entirety is a news release issued by ENSERCH Corporation on December 22, 1993. This release relates to ENSERCH Corporation's closing of the sale of the principal operating assets of Ebasco Services Incorporated to Raytheon Engineers & Constructors and the sale of Dorsch Consult.

      ENSERCH CLOSES EBASCO SALE;
      SELLS 49% INTEREST IN DORSCH CONSULT

            DALLAS, TEXAS (December 22, 1993) -- ENSERCH Corporation has closed the sale of the principal operating assets of the Corporation's engineering and construction subsidiary, Ebasco Services, to Raytheon Engineers & Constructors. In a separate transaction, ENSERCH also has completed the sale of its 49% interest in Dorsch Consult in Germany for $9.5 million, including debt assumption.

            ENSERCH is retaining the bulk of Ebasco's accounts receivable. ENSERCH also is retaining and will operate Ebasco's environmental division, which will be known as Enserch Environmental.

            "We are pleased with the proceeds from the sale of Ebasco under this agreement," said David W. Biegler, ENSERCH chairman, president and chief executive officer. "A sale price of $210 million, accounts receivable with a net book value of $135 million, and a retained business with a value well above its net book value of $29 million add to a value from this sale in the upper range of most financial analysts' expectations."

            "Completing these two transactions," Biegler added, "is a major step forward permitting ENSERCH to focus on its integrated natural-gas business. Proceeds from the closings and the collection of receivables provide a significant cash infusion that is being directed toward our goal of a strengthened balance sheet."

ITEM 7.  Financial Statements and Exhibits

      (b) Pro forma financial information




             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)


      The Pro Forma Condensed Consolidated Balance Sheet has been prepared to reflect the effects of the following transactions as if such transactions had occurred as of September 30, 1993:

      (1) The sale, effective December 22, 1993, by ENSERCH of the principal operating assets of its engineering and construction subsidiary, Ebasco Services Incorporated ("Ebasco"), for some $210 million. Accounts receivable of Ebasco with a net book value of $135 million and Ebasco's environmental business with a net book value of $29 million were retained by ENSERCH.

      (2) The sale, effective December 17, 1993, of the Corpora-tion's 49% interest in German-based Dorsch Consult for $9.3 million, including debt assumed.

      The Condensed Consolidated Statements of Income for the nine months ended September 30, 1993, and for the year ended December 31, 1992, have been restated to reflect the sold engineering and construction operations, including the UK-based H&G Engineering business sold in 1992, as discontinued operations.

                                  ENSERCH CORPORATION
                       CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          Restated for Discontinued Operations
                                       (Unaudited)
                      For the Nine Months Ended September 30, 1993

                                                        Reclassification
                                                               of
                                            Previously    Discontinued
                                             Reported     Operations(a)    Restated
                                            ----------    ------------    ----------
                                              (In thousands except per share amounts)

Revenues . . . . . . . . . . . . . . . .    $2,307,797     $ (947,881)    $1,359,916
                                            ----------     ----------     ----------
Costs and Expenses
  Gas purchase . . . . . . . . . . . . .       712,620                       712,620
  Contract construction expense. . . . .       603,904       (575,043)        28,861
  Operating expenses . . . . . . . . . .       685,964       (341,658)       344,306
  Depreciation and amortization. . . . .       104,273         (4,150)       100,123
  Gross receipts and production taxes. .        42,442                        42,442
  Payroll, ad valorem and other taxes. .        40,095        (15,901)        24,194
                                            ----------     ----------     ----------
      Total. . . . . . . . . . . . . . .     2,189,298       (936,752)     1,252,546
                                            ----------     ----------     ----------
Operating Income . . . . . . . . . . . .       118,499        (11,129)       107,370
Gain on Disposition of
  Significant Assets . . . . . . . . . .         2,436         (2,436)
Other Income (Expense) - Net . . . . . .        (6,479)          (646)        (7,125)
Interest Expense . . . . . . . . . . . .       (65,071)         7,281        (57,790)
                                            ----------     ----------     ----------
Income before Income Taxes . . . . . . .        49,385         (6,930)        42,455
Income Taxes . . . . . . . . . . . . . .        28,934         (2,326)        26,608
                                            ----------     ----------     ----------
Income from Continuing Operations. . . .        20,451         (4,604)        15,847
Discontinued Operations. . . . . . . . .                        4,604          4,604
                                            ----------     ----------     ----------
Net Income . . . . . . . . . . . . . . .    $   20,451     $              $   20,451
                                            ==========     ==========     ==========
Earnings per Share of Common Stock
  Income from continuing operations
  (after provision for dividends
  on preferred stock). . . . . . . . . .    $      .16                    $      .09
  Discontinued operations. . . . . . . .                                         .07
                                            ----------                    ----------
    Earnings applicable to common stock.    $      .16                    $      .16
                                            ==========                    ==========
Average Common Shares Outstanding. . . .        66,519                        66,519
                                            ==========                    ==========

                                  ENSERCH CORPORATION
                       CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          Restated for Discontinued Operations
                                      (Unaudited)
                          For the Year Ended December 31, 1992
                                                        Reclassification
                                                               of
                                            Previously    Discontinued
                                             Reported     Operations(a)    Restated
                                            ----------    ------------    ----------
                                              (In thousands except per share amounts)
Revenues . . . . . . . . . . . . . . . .    $2,825,455    $(1,110,894)    $1,714,561
                                            ----------    -----------     ----------
Costs and Expenses
  Gas purchase . . . . . . . . . . . . .       902,346                       902,346
  Contract construction expense. . . . .       593,998       (572,171)        21,827
  Operating expenses . . . . . . . . . .       946,845       (489,751)       457,094
  Depreciation and amortization. . . . .       150,168         (7,456)       142,712
  Gross receipts and production taxes. .        52,517                        52,517
  Payroll, ad valorem and other taxes. .        49,672        (23,052)        26,620
                                            ----------     ----------     ----------
      Total. . . . . . . . . . . . . . .     2,695,546     (1,092,430)     1,603,116
                                            ----------     ----------     ----------
Operating Income . . . . . . . . . . . .       129,909        (18,464)       111,445
Loss on Disposition of
  Significant Assets . . . . . . . . . .       (21,489)        21,489
Other Income (Expense) - Net . . . . . .       (14,150)         1,698        (12,452)
Interest Expense . . . . . . . . . . . .      (109,765)        12,715        (97,050)
                                            ----------     ----------     ----------
Income (Loss) before Income Taxes. . . .       (15,495)        17,438          1,943
Income Taxes (Benefit) . . . . . . . . .        (2,847)         1,780         (1,067)
                                            ----------     ----------     ----------
Income (Loss) from Continuing Operations       (12,648)        15,658          3,010
Discontinued Operations. . . . . . . . .                      (15,658)       (15,658)
Extraordinary Loss on Extinguishment
  of Debt  . . . . . . . . . . . . . . .       (15,358)                      (15,358)
                                            ----------     ----------     ----------
Net Loss . . . . . . . . . . . . . . . .    $  (28,006)    $              $  (28,006)
                                            ==========     ==========     ==========
Earnings (Loss) per Share of Common Stock
  Loss from continuing operations
  (after provision for dividends
  on preferred stock). . . . . . . . . .    $     (.39)                   $     (.15)
  Discontinued operations. . . . . . . .                                        (.24)
  Extraordinary loss . . . . . . . . . .          (.23)                         (.23)
                                            ----------                    ----------
    Earnings applicable to common stock.    $     (.62)                   $     (.62)
                                            ==========                    ==========
Average Common Shares Outstanding. . . .        65,695                        65,695
                                            ==========                    ==========

                                   ENSERCH CORPORATION
                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                      (Unaudited)
                                   September 30, 1993

                                         ASSETS
                                                           Adjustments
                                              Historical       (b)       Pro Forma
                                              ----------   -----------   ---------
                                                         (In thousands)
Current Assets
  Cash and equivalents . . . . . . . . . .    $   27,305    $  (23,615)  $    3,690
  Accounts receivable. . . . . . . . . . .       244,702       (87,589)     157,113
  Costs associated with unbilled
    revenues . . . . . . . . . . . . . . .       285,574      (110,676)     174,898
  Gas stored underground . . . . . . . . .       127,585                    127,585
  Gas purchase settlements
    recoverable from customers . . . . . .        55,573                     55,573
  Other. . . . . . . . . . . . . . . . . .       102,346        (3,966)      98,380
                                              ----------    ----------   ----------
        Total current assets . . . . . . .       843,085      (225,846)     617,239
Investments. . . . . . . . . . . . . . . .       102,317       (14,391)      87,926
Property, Plant and Equipment - Net. . . .     2,152,495       (17,797)   2,134,698
Other assets . . . . . . . . . . . . . . .        76,672       (29,479)      47,193
                                              ----------    ----------   ----------
           Total . . . . . . . . . . . . .    $3,174,569    $ (287,513)  $2,887,056
                                              ==========    ==========   ==========

                          LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Commercial paper and other short-
    term borrowings. . . . . . . . . . . .    $  202,477     $ (19,286)  $  183,191
  Current maturities of senior
    long-term debt . . . . . . . . . . . .        17,100                     17,100
  Accounts payable and other accrued
    liabilities. . . . . . . . . . . . . .       467,802      (100,444)     367,358
  Billings in excess of costs and
    advances on uncompleted
    contracts. . . . . . . . . . . . . . .        77,746       (49,216)      28,530
  Accrued interest . . . . . . . . . . . .        30,210                     30,210
  Other. . . . . . . . . . . . . . . . . .        88,759        22,612      111,371
                                              ----------    ----------   ----------
         Total current liabilities . . . .       884,094      (146,334)     737,760
Senior Long-Term Debt. . . . . . . . . . .       835,482      (200,000)     635,482
Convertible Subordinated Debentures. . . .        90,750                     90,750
Deferred Income Taxes. . . . . . . . . . .       345,516       (22,427)     323,089
Other Liabilities. . . . . . . . . . . . .       229,656        (1,752)     227,904
Adjustable Rate Preferred Stock. . . . . .       175,000                    175,000
Common Shareholders' Equity. . . . . . . .       614,071        83,000      697,071
                                              ----------    ----------   ----------
            Total. . . . . . . . . . . . .    $3,174,569    $ (287,513)  $2,887,056
                                              ==========    ==========   ==========

           ADJUSTMENTS FOR PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  Periods Ended September 30, 1993 and December 31, 1992
                                        (Unaudited)




  Statements of Income Adjustments

        (a) To reclassify discontinued engineering and construction opera-tions. The after-tax gain of approximately $83 million, which is net of provisions for impairment of retained assets and for liabilities related to the sold businesses, has not been reflected in the statements of income restated for discontinued operations. Partially offsetting this gain, in the fourth quarter, the Corporation expects to record provisions for impairment of some of its oil and gas properties and for other matters.

 Balance Sheet Adjustments

        (b) Adjustment to reflect the sale of the principal operating assets of Ebasco and the sale of the Corporation's 49% interest in Dorsch. Cash proceeds of $210 million and $9.3 million from the respective sales have been used to retire $200 million of long-term debt and $19.3 million of commercial paper indebtedness.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENSERCH Corporation



Date: January 6, 1994                    By:   /s/ Jerry W. Pinkerton
                                                 Jerry W. Pinkerton,
                                            Vice President and Controller,
                                               Chief Accounting Officer